Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

Note 7: Goodwill

The following is a summary of changes in the carrying amount of goodwill for the years ended December 31, 2013 and 2012:

	Cost	Accumulated Impairment	Carrying Amount
		(In millions)
Balance at January 1, 2012	$97.8	$(1.5)	$96.3
Acquisitions	0.2	—	0.2
Changes due to foreign currency translation	0.1	—	0.1

Balance at December 31, 2012	$98.1	$(1.5)	$96.6
Impairment charge	—	(6.8)	(6.8)
Changes in purchase price allocation	2.0	—	2.0
Changes due to foreign currency translation	(0.2)	—	(0.2)

Balance at December 31, 2013	$99.9	$(8.3)	$91.6

In 2013, the Company made goodwill adjustments to the purchase price related to the 2007 Platinum Acquisition of $2.0 million in order to correct certain initial purchase price allocation errors related to consent payments paid in the retirement of debt as well as deferred tax asset balances that existed prior to the Platinum Acquisition. Consent payments to retire debt of $4.4 million were recorded in other income and (expense), net, with an offset to provision for income taxes of $1.4 million, resulting in a decrease in goodwill of $3.0 million. The net non-current deferred tax asset balance was adjusted by $5.0 million to correct the initial purchase price allocation error that was not recorded, resulting in an increase in goodwill of $5.0 million. The net effect of these entries resulted in reducing net income by $3.0 million in 2013.

In 2012, the Company recognized $0.2 million of goodwill related to the Acofran acquisition, which is not deductible for income tax purposes.

Pursuant to ASC 350, “Intangibles—Goodwill and Other,” we review the recoverability of goodwill annually as of October 1 or whenever significant events or changes occur which might impair the recovery of recorded amounts. We performed an interim impairment test of goodwill as of June 30, 2013 for one reporting unit as a result of its financial performance for the first half of 2013 compared to its forecasted results. In the first step, the fair value of the reporting unit was compared to the carrying value. The fair value of the reporting unit was estimated using an average of a market approach and income approach as this combination is deemed to be the most indicative of our fair value in an orderly transaction between market participants and is consistent with the methodology used for the goodwill impairment test in the prior quarter. Based on this evaluation, it was determined that the fair value of the reporting unit was less than the carrying value. As required by ASC 350, the Company then performed an allocation of the fair value to all the assets and liabilities of the reporting unit, including identifiable intangible assets, based on their fair values, to determine the implied fair value of goodwill. Accordingly, the Company recorded a goodwill impairment charge of $6.8 million in the second quarter of 2013 for the difference between the carrying value of the goodwill in the reporting unit and its implied fair value. The remaining goodwill balance for this reporting unit is zero.

Based on our October 1, 2013 annual goodwill impairment test, we have determined there was no additional impairment in 2013.